                                                                   EXHIBIT 11(b)

                        INDEPENDENT AUDITORS' CONSENT
                        -----------------------------

The Board of Directors
AIM International Funds, Inc.


We consent to the use of our report on AIM International Equity Fund (a series portfolio of AIM International Funds, Inc.) dated December 8, 1995 included herein and to the references to our firm under the headings "Financial Highlights" in the Prospectus, and "Audit Reports" in the Statement of Additional Information.



                                        /s/ KPMG PEAT MARWICK LLP
                                        KPMG Peat Marwick LLP


Houston, Texas
February 20, 1996
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                        INDEPENDENT AUDITORS' CONSENT
                        -----------------------------

The Board of Directors
AIM International Funds, Inc.


We consent to the use of our reports on AIM Global Aggressive Growth Fund, AIM Global Growth Fund, and AIM Global Income Fund (series portfolios of AIM International Funds, Inc.) dated December 8, 1995 included herein and to the references to our firm under the headings "Financial Highlights" in the Prospectus, and "Audit Reports" in the Statement of Additional Information.



                                        /s/ KPMG PEAT MARWICK LLP
                                        KPMG Peat Marwick LLP


Houston, Texas
February 20, 1996